UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 4, 2005

GREENWICH CAPITAL ACCEPTANCE, INC. (as Depositor under the Sale and Servicing Agreement, dated as of July 1, 2005, providing for the issuance of New York Mortgage Trust 2005-2, Mortgage-Backed Notes, Series 2005-2)

Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-121661	06-1199884
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

The Registrant registered issuances of New York Mortgage Trust 2005-2, Mortgage-Backed Notes, Series 2005-2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-121661) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $239,469,000 in aggregate principal amount of Class A, Class M-1 and Class M-2 of New York Mortgage Trust 2005-2, Mortgage-Backed Notes, Series 2005-2  and one class of Trust Certificates (the “Trust Certificates”) on July 28, 2005.  The Notes were offered pursuant to the definitive Prospectus, dated February 22, 2005, as supplemented by the Prospectus Supplement, dated July 26, 2005 (the “Prospectus Supplement”), a form of which was filed as an exhibit to the Registration Statement.

This Current Report on Form 8-K includes a copy of the Trust Agreement, the Sale and Servicing Agreement, the Administration Agreement and the Indenture (each as defined below) and other operative agreements executed in connection with the issuance of the Notes and the Trust Certificates.  The Trust Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of July 1, 2005, among the Registrant, as Depositor (the “Depositor”), Wilmington Trust Company, as Owner Trustee (the “Owner Trustee”) and Wells Fargo Bank, N.A. (“WF”), as Trust Administrator (the “Trust Administrator”).  The Notes were issued pursuant to an indenture (the “Indenture”), attached hereto as Exhibit 4.2, dated as of July 1, 2005, among New York Mortgage Trust 2005-2, as issuer (the “Issuer”),  U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”) and the Trust Administrator.  The “Notes” consist of the following classes:  Class A, Class M-1 and Class M-2.  The Notes are secured by the assets of a trust fund (the “Trust Fund”) that consists primarily of a pool of hybrid and adjustable rate, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $242,869,870 as of July 1, 2005, together with certain other assets.  The Mortgage Loans will be master serviced by Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) pursuant to the terms of a Sale and Servicing Agreement (the “Sale and Servicing Agreement”), attached hereto as Exhibit 99.2, dated as of July 1, 2005, among the Issuer, New York Mortgage Funding, LLC, as seller, New York Mortgage Trust Inc., the Depositor, the Master Servicer, the Trust Administrator and the Indenture Trustee.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Sale and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement, dated as of July 1, 2005, among Greenwich Capital Acceptance, Inc., as depositor, Wilmington Trust Company, as owner trustee and Wells Fargo Bank, N.A., as trust administrator.

4.2

Indenture, dated as of July 1, 2005, among New York Mortgage Trust 2005-2, as issuer, U.S. Bank National Association, as indenture trustee and Wells Fargo Bank, N.A., as trust administrator.

99.1

Administration Agreement, dated as of July 1, 2005, among New York Mortgage Trust 2005-2, as issuer, Wells Fargo Bank, N.A., as trust administrator, Wilmington Trust Company, as owner trustee,  U.S. Bank National Association, as indenture trustee and Greenwich Capital Acceptance, Inc., as depositor.

99.2

Sale and Servicing Agreement, dated as of July 1, 2005, among New York Mortgage Trust 2005-2, as issuer, New York Mortgage Funding, LLC, as seller, New York Mortgage Trust Inc., Greenwich Capital Acceptance, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and trust administrator and U.S. Bank National Association, as indenture trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By: /s/ Shakti Radhakishun

       Name:  Shakti Radhakishun

       Title:  Senior Vice President

Dated:  October 4, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement, dated as of July 1, 2005, among Greenwich Capital Acceptance, Inc., as depositor, Wilmington Trust Company, as owner trustee and Wells Fargo Bank, N.A., as trust administrator.

4.2

Indenture, dated as of July 1, 2005, among New York Mortgage Trust 2005-2, as issuer, U.S. Bank National Association, as indenture trustee and Wells Fargo Bank, N.A., as trust administrator.

99.1

Administration Agreement, dated as of July 1, 2005, among New York Mortgage Trust 2005-2, as issuer, Wells Fargo Bank, N.A., as trust administrator, Wilmington Trust Company, as owner trustee,  U.S. Bank National Association, as indenture trustee and Greenwich Capital Acceptance, Inc., as depositor.

99.2

Sale and Servicing Agreement, dated as of July 1, 2005, among New York Mortgage Trust 2005-2, as issuer, New York Mortgage Funding, LLC, as seller, New York Mortgage Trust Inc., Greenwich Capital Acceptance, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and trust administrator and U.S. Bank National Association, as indenture trustee.